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                         ASSIGNMENT OF CONTRACT OF SALE

        This Assignment of Contract of Sale (this "ASSIGNMENT") is made as of March ___, 2005, by MHC HOMEAMERICA, INC., a Texas corporation ("ASSIGNOR"), and Behringer Harvard NORTHWEST HIGHWAY LP, a Texas limited partnership ("ASSIGNEE").

                                   BACKGROUND

        A. Assignor, as buyer, entered into that certain Contract of Sale dated effective as of January 21, 2005 (the "CONTRACT") with Milli A. Brown and J.D. Whitworth, as seller, in respect of certain property located on the south side of Northwest Highway (Loop 12), east of Midway Road, in the City of Dallas, Dallas County, Texas, as more particularly described in the Contract (the "PROPERTY").

        B. Assignor desires to assign all of its interest in the Contract to Assignee and Assignee desires to accept the assignment.

                                    AGREEMENT

        1. ASSIGNMENT. For good and valuable consideration paid to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby ASSIGN AND TRANSFER to Assignee all of the right, title and interest of Assignor in and to the Contract, specifically including, without limitation, all earnest money deposited thereunder. Assignor hereby accepts such assignment and assumes and agrees to perform all obligations of Assignor as "Buyer" under the Contract.

        2. REPRESENTATIONS. Assignor hereby unconditionally represents and warrants to, and covenants with, Assignee as follows:

                (a) The Contract is in full force and effect. A true, correct and complete copy of the Contract is attached hereto as EXHIBIT
        A. The Contract has not been modified or amended.

                (b) Assignor is not currently in default under the Contract, and, to Assignor's knowledge, no default by Seller exists under the Contract.

                (c) Neither Assignor nor any affiliate of Assignor is receiving any compensation in connection with the acquisition of the Property, other than such compensation as is reflected in documents executed by Assignee or affiliates of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership.

        3. FURTHER ASSURANCES. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.

        4. ATTORNEYS' FEES. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable expenses, including reasonable attorneys' fees.

        5. COUNTERPARTS. This Agreement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

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        6.      SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

        7. APPLICABLE LAW. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS.

        8. CAPTIONS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

        9. CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

        EXECUTED to be effective as of the date first written above.



                      [This space intentionally left blank]

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                                       ASSIGNOR:

                                       MHC HOMEAMERICA, INC.,
                                       a Texas corporation

                                       By: _____________________________
                                           Name:
                                           Title:

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                                       ASSIGNEE:

                                       BEHRINGER HARVARD NORTHWEST
                                       HIGHWAY LP, a Texas limited partnership

                                       By: Behringer Harvard Northwest Highway
                                           GP, LLC, a Texas limited liability
                                           company Its General Partner



                                           By: _______________________________
                                           Name:  Gerald J. Reihsen, III
                                           Title: Secretary

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                                    EXHIBIT A

                                    CONTRACT



                               (See the attached)











                                   EXHIBIT A